IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated May 22, 2018

to the Summary Prospectus and Prospectus each dated September 1, 2017 (as revised April 5, 2018) and

Statement of Additional Information dated September 1, 2017 (as revised April 5, 2018) (the “SAI”)

for the iShares MSCI USA ESG Select ETF (SUSA) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The change to the Fund’s underlying index, as disclosed in a supplement dated March 16, 2018, that was scheduled to take effect for the Fund on or around May 23, 2018 will now take effect on or around June 1, 2018.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUSA-0518

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE